©
Fifth Third Bancorp | All Rights Reserved
Annual Meeting of Shareholders
April 18, 2017
Please refer to earnings release dated January 24, 2017 and 10-K dated
February 25, 2017 for further information about our performance in 2016, including full-year results reported on a U.S. GAAP basis.
Exhibit  99.1

2
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22)
effects of accounting or financial results of one or more
acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv
Holding, LLC; (24) loss of income from any sale or
potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity.
Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-
looking non-GAAP measures.
Cautionary statement
©
Fifth Third Bancorp | All Rights Reserved

•
Strong earnings growth with continued contribution from Vantiv gains
•
Track record of increasing tangible book value over time
•
Maintained a disciplined approach and continued to focus on areas that met our desired risk and return requirements
2016 performance at a glance
Diluted earnings per share
$1.66
$2.02
$1.66
$2.01
$1.93
1
Includes gains on sale of warrant, gains on IPO, gains on share sales, and warrant and put options; excluding recurring revenue from ownership interest and annual TRA payment received
2
Non-GAAP measure: see Regulation G Non-GAAP Reconciliation  on page 12 and the Use of Non-GAAP Financial Measures  on  pages 32 and 33 of the 4Q16 Earnings Release
1,2
1
$1.43
$1.63
$1.54
$1.44
$1.63
$0.23
$0.39
$0.12
$0.57
$0.30
2012
2013
2014
2015
2016
EPS ex. Vantiv gains
Vantiv gains
$12.33
$13.00
$14.40
$15.39
$16.60
2012
2013
2014
2015
2016
3
Tangible book value per share

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Fifth Third Bancorp | All Rights Reserved

©
Fifth Third Bancorp | All Rights Reserved
Strong capital return to shareholders while
increasing capital levels
2016 total payout yield (regional peers)
Increased common stock dividend approximately 8% and continued active share repurchase program
Source: SNL Financial. Total payout yield equals dividend yield plus shares repurchased ($) / reported market cap at 12/31/16. Repurchases shown include repurchases related to employee compensation issuances given peer comparisons
•
~$1.1 billion in capital returned to common shareholders
–
$661MM common stock repurchases
–
$405MM common dividends declared
0%
1%
2%
3%
4%
5%
6%
7%
RF
PNC
FITB
USB
STI
MTB
CMA
BBT
CFG
KEY
HBAN
ZION
Dividend Yield
Buyback Yield

Performance track-record
2016 Total Shareholder Return
Source: Bloomberg, cumulative total return net dividends as of 12/31/2017
Fifth Third (FITB) vs. KBW Bank Index and S&P 500 Bank Industry Index
KBW
28.5%
FITB
37.8%
FITB shares have outperformed since the announcement of Project NorthStar
S&P
Banks
24.3%
-
40%
-
30%
-
20%
-10%
0%
10%
20%
30%
40%
50%
1/3/2016
2/11/2016
3/23/2016
5/3/2016
6/13/2016
7/22/2016
8/31/2016
10/11/2016
11/18/2016
12/30/2016
© Fifth Third Bancorp | All Rights Reserved

3/31/2017
3/31/2016
3/31/2015
3/31/2014
3/31/2013
3/31/2012
The
economic
backdrop
remains
uncertain
•
The
unemployment
rate
remains
low
but
other
economic
indicators
are
mixed
–
We
are
benefiting
from
higher
interest
rates
–
The
Fed
has
indicated
the
need
to
possibly
accelerate
tightening
•
The
government
is
expected
to
take
steps
that
should
be
positive
for
banks
–
Overall:
Potential
reductions
in
corporate
tax
rates
and
other
fiscal
stimulus
–
Banking:
Fiduciary
rule,
CFPB,
regulatory
relief
•
The
timing
and
magnitude
of
these
changes
remains
uncertain
Sources:
Employment
data
–
Bureau
of
Labor
Statistics
as
of
04/07/2017
(underemployment
–
U-6);
GDP
-
Bureau
of
Economic
Analysis
as
of
03/30/2017
8.9%
15.2%
8.3%
4.5%
Overall
strong
employment
numbers
Real
GDP
still
below
pre-crisis
average
© Fifth Third Bancorp | All Rights Reserved
1.70%
2.40%
2.60%
1.60%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
2012
2013
2014
2015
2016
GDP
Pre-crisis average
(2003-2007)
6
Unemployment
Underemployment
2.20%

Our strong balance sheet has allowed us to
capitalize on opportunities
•
Strong capital ratios
•
Balanced interest rate risk profile well-positioned to benefit from rising rate environment
•
Vantiv ownership with sizeable unrecognized value
•
Continued to reduce auto exposure
•
Criticized asset ratio lowest since Q3 2007; commercial NCOs lowest in 15 years
•
Growing loans that meet return hurdles while maintaining credit discipline
Source: SNL Financial; regulatory filings as of 4Q16
Also have additional upside potential from
unrecognized Vantiv ownership
Healthy capital ratios while still deploying
capital to shareholders
Our criticized assets and NCOs have continued
to decline
0.85
0.58
0.64
0.48
0.39
0%
2%
4%
6%
8%
10%
12%
2012
2013
2014
2015
2016
Net charge-offs (bps)
Criticized assets as a percentage of total commercial loans
0%
2%
4%
6%
8%
10%
12%
14%
ZION
PNC
BBT
RF
MTB
FITB
CFG
CMA
USB
KEY
HBAN
STI
Common Equity Tier 1 Ratio
Tier 1 Ratio

© Fifth Third Bancorp | All Rights Reserved

©
Fifth Third Bancorp | All Rights Reserved
•
Generating
positive
operating
leverage
is
a
top
priority
in
2017
•
NorthStar
long-term
financial
targets:
–
ROTCE
:
12%
-
14%
–
ROA:
1.1%
-
1.3%
–
Efficiency
ratio:
<
60%
•
We
plan
to
achieve
our
profitability
targets
regardless
of
the
interest
rate
environment
•
We
took
a
number
of
actions
in
2016
to
improve
profitability
We are committed to improved profitability
•
Black
Knight
mortgage
loan
operating
system
•
Branch
closures
and
consolidations
•
Omni-channel
strategies
•
Launch
of
new
credit
card
products
•
Contract
renegotiations
•
Non-branch
rationalization
and
workspace
management
•
Re-design
of
commercial
client
experience
•
Exited
$3.5
billion
of
commercial
loans
that
did
not
meet
our
desired
risk
or
return
profile
Forward-looking Non-GAAP measure: See cautionary statement on slide 2 of the presentation and page 32 of the 4Q16 earnings release for use of certain forward-looking non-GAAP measures
1
NorthStar
strategies
implemented
or
initiated
in
2016
1

©
Fifth Third Bancorp | All Rights Reserved
While we are investing in our businesses, we are
also investing in our communities
$30
Billion
NCRC and Fifth Third
signed
revised community plan through
2020
Increased from $27.5 billion at the
beginning of 2016
$30 billion in Lending & Tax Credit Investments
•
$11 billion in mortgage credit access
•
$10 billion in small business
•
$9 billion in community development lending
and investments
$158 million in Fifth Third Impact Initiatives,
including:
•
$93.1 million in philanthropic donations
•
$23 million for 10 new branches in LMIT
and/or HMT communities
•
$20 million in housing-related investments

FIFTH THIRD BANCORP

2016
JAVELIN
Mobile Banking Leader

FUTURION

ACSI
American Customer Satisfaction Index®

Ponemon
INSTITUTE

2016
Bloomberg
Gender-Equality Index
FINANCIAL SERVICES

HUMAN RIGHTS CAMPAIGN FOUNDATION
BEST
PLACES TO WORK
2017 for LGBT Equality
100% CORPORATE EQUALITY INDEX

DISABILITY MATTERS™
A SPRINGBOARD CONSULTING EVENT

GALLUP GREAT WORKPLACE AWARD

10 © Fifth Third Bancorp | All Rights Reserved Recent accolades Employees Customers

©
Fifth Third Bancorp | All Rights Reserved
Fifth Third priorities
Targeting
growth in
strategic
areas
Committed
to
higher
profitability
and
attractive
returns
relative
to
peer
group
Well-positioned to achieve long-term targets

© Fifth Third Bancorp | All Rights Reserved

©
Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
2016
2015
2014
2013
2012
Total Bancorp shareholders' equity (U.S. GAAP)
$16,205
$15,839
$15,626
$14,589
$13,716
Less:
Preferred stock
(1,331)
(1,331)
(1,331)
(1,034)
(398)
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(10)
(13)
(16)
(19)
(27)
Tangible common equity (a)
$12,448
$12,079
$11,863
$11,120
$10,875
Common shares outstanding (b)
750
785
824
855
882
Tangible book value per share (a) / (b)
$16.60
$15.39
$14.40
$13.00
$12.33
Vantiv-related gains
Add:
Warrant and put options
$64
$236
$30
$207
$67
Gain on IPO
-
-
-
-
115
Gain on share sales
-
331
125
327
157
Gain on sale of warrant
9
89
-
-
-
Vantiv
TRA settlement gains
280
49
-
-
-
Pre-tax Vantiv-related gains
$353
$705
$155
$534
$339
Less:
Impact of assumed 35% rate on gains
124
247
54
187
119
After-tax Vantiv-related gains (c)
$229
$458
$101
$347
$220
Avg. Diluted common shares outstanding (d)
764
808
843
895
946
Diluted EPS (U.S. GAAP)
$1.93
$2.01
$1.66
$2.02
$1.66
Less:
EPS impact of Vantiv-related gains (c) / (d)
$0.30
$0.57
$0.12
$0.39
$0.23
Diluted EPS ex. Vantiv gains (e) -
[(c) / (d)]
$1.63
$1.44
$1.54
$1.63
$1.43
For the Year Ended